The Sentinel Funds

Supplement dated March 3, 2016

to the Sustainable Mid Cap Opportunities Fund Summary Prospectus dated April 20, 2015

Notice of Reorganization of the Sentinel Sustainable Mid Cap Opportunities Fund into the Sentinel Sustainable Core Opportunities Fund

The Board of Directors of Sentinel Group Funds, Inc. (the “Corporation”) has approved the reorganization (the “Reorganization”) of the Sentinel Sustainable Mid Cap Opportunities (the “Sustainable Mid Cap Fund”), a series of the Corporation, into the Sentinel Sustainable Core Opportunities Fund (the “Sustainable Core Fund”), also a series of the Corporation.  It is anticipated that the Reorganization will occur on March 30, 2016, or as soon as possible thereafter (the “Closing Date”), provided that all other conditions to completing the Reorganization have been satisfied or waived.  Additional details about the Reorganization and the Sustainable Mid Cap Fund are contained in a combined prospectus/information statement that was mailed on or about February 29, 2016 to shareholders of record of the Sustainable Mid Cap Fund on February 12, 2016 (the “Record Date”).

The Sustainable Mid Cap Fund will close to new purchases on March 29, 2016.

The Reorganization does not require a shareholder vote.